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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: September 30, 2008

     Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

DNP Select Income Fund Inc.
Third Quarter Report September 30, 2008

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2009, the Fund will send you a Form 1099-DIV for the calendar year 2008 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

October 29, 2008

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2008. The 6.5 cent per share monthly distribution rate, without compounding, would be 78 cents annualized, or an 8.33% yield based on the September 30, 2008 closing price of $9.36 per share. That yield compares favorably with the quarter-end yields of 4.40% on the Dow Jones Utility Index and 4.55% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of –8.5% for the quarter ended September 30, 2008, above the –14.4% return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index, a stock-only index, had a total return of –18.0% . Year-to-date through September 30, your Fund had a total return of –6.5%, greater than the –16.1% return of the composite and the –20.3% return of the S&P Utilities Index.

     On a longer-term basis, as of September 30, 2008, your Fund had a five-year cumulative total return of 29.4%, below that of the 62.6% return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 80.5% .

     We have mentioned on several occasions that the S&P Utilities Index includes energy merchants. Energy merchants are companies that generate, transmit, purchase and resell electricity as a commodity in the unregulated wholesale market and consequently benefit from higher commodity prices. For a long period of time, commodity exposure had been beneficial to the merchants. Recently, commodity exposure has been detrimental. Extreme volatility in natural gas prices has hurt the margins for many of these companies.Your Fund generally does not invest in energy merchants because of their typically higher risk profiles.

     The table below compares the performance of your Fund to various market benchmarks. The composite and index returns do not include any fees or expenses.

	Cumulative Total Return*

For the period indicated through September 30, 2008	DNP Select Income Fund Inc.		Composite Index	S&P Utilities Index	Lehman Utility Bond Index

	Market	NAV

One year	(6.9)%	(14.9)%	(10.8)%	(14.3)%	(1.0)%
Five years	29.4%	10.0%	62.6%	80.5%	16.1%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Don’t Panic: In our last letter to you we wrote about an economist by the name of Hyman Minsky. Minsky’s theory holds that periods of economic and financial stability lead to a lowering of investor risk aversion and acceptance of increasingly higher levels of debt relative to income and net worth – commonly referred to as leverage. Higher levels of leverage increase consumption and push asset prices ever higher. At some point the sheer burden of debt leverage or some external event leads to what has been called a “Minsky Moment” – the beginning of the process of deleveraging, asset liquidation, economic downturn, and financial crisis.

     Unfortunately, Minsky’s hypothesis is being validated. Economic growth has slowed as individuals try to balance their overextended housing-related budgets, and financial institutions guard their capital and make fewer commitments after taking large write downs on their housing- related investments. At the outset of the crisis about a year ago, some believed that the downturn was uniquely American. It quickly became clear, however, that financial excess and its painful wind-down consequences were global in scope.

     Global real and financial markets – from housing to common stocks – are experiencing tremendous sales pressure as companies, mutual and hedge funds, and individuals sell assets to meet liquidity demands. Economic units that can’t sell assets fast enough, or at prices near cost, are at risk of becoming insolvent or bankrupt. That puts further pressure on markets. For example, The Wall Street Journal estimates that the failure of Lehman Brothers, a major Wall Street investment bank, resulted in approximately $700 billion in assets needing to be liquidated. Further, individual investors, fearing for their future financial health, have been withdrawing money from mutual and hedge funds at a rapid rate. Hedge funds alone are estimated to have liquidated approximately $1 trillion in face value of investments this year due to investor withdrawals and the inability to obtain debt financing.

     History may refer to the current period as the “Panic of 2008”. In panics, the connection between fundamental value and market value is broken. A cycle of asset sales and lower prices continues until those who must sell, or feel they must sell, are finished selling. In the past, the forced selling reached a crescendo, often with many individual investors abandoning the markets. In hindsight, crescendos often mark the end of a panic, and those that sell into panics historically have not fully benefited from the return of investments to fundamental value.

     Deleveraging has been going on for some time now, but the eventual effects on the economy are uncertain. Unfortunately, it is clear that economic growth and employment are suffering. Initially, government response to the crisis appeared tentative and uncoordinated. More recently, the magnitude and focus of actions has improved, as the Federal Reserve, the Department of the Treasury, and the United States Congress have begun to appreciate the magnitude of the crisis and have become fully engaged in finding a solution.

     On October 3, Congress passed the Emergency Economic Stabilization Act of 2008. The Act gives virtually unlimited authority to the Secretary of the Treasury to purchase or insure any asset that it feels would contribute to the stability of the financial system. The Treasury also has the authority to inject capital directly into any financial institution. The Act also contains provisions to slow home foreclosures and encourage refinancings, and increases Federal deposit insurance from $100,000 to $250,000. Similar government responses are taking place around the globe. Although it will take time for these measures to be implemented and for the beneficial effects to be felt, the unprecedented scope is likely to bring stability to the markets and economy over time.

     Your Fund invests mostly in industries which have been classified as essential services – power generation and supply, and telecommunications. Nonetheless, the performance section above shows that the utility sectors and your Fund have not been immune to the selling pressure in the stock and bond markets. Nor are the utility sectors totally immune from the effect on earnings and profits of a slowing economy. However, regulated gas and electric companies have strong underlying credit fundamentals and Fund management believes they should be able to meet their financing needs despite the unsettled capital markets. Some power companies have returned to issuing traditional first mortgage bonds on plant and equipment rather than debentures as a way of raising funds. To-date, both the telecommunication and the electric and gas sectors of the utility industry have demonstrated relative financial stability in this time of uncertainty, and your Fund managers believe that utilities are a good place to weather the current storm.

     Board of Directors Meeting: At the regular Board of Directors meeting in August 2008, the Board declared the September, October, and November dividends. As is customary, the Board intends to declare the December, January and February dividends in mid-December.

     At the meeting the directors received an update from the Fund’s management and legal counsel on recent developments affecting the Fund’s remarketed and auction preferred stock. Management reported to the Board that the auction and remarketing failures that began in February 2008 have continued. An auction fails when there are insufficient clearing bids to purchase all the shares that current holders wish to sell. The failures are a result of the general quality and liquidity concerns in the credit markets, not any problems with the creditworthiness of the Fund or its preferred shares.

     The Board took note of the recent announcements by the SEC’s Division of Enforcement that settlements had been reached with major broker-dealers that had marketed auction rate securities (ARS) to their customers. The terms of the settlements include an undertaking by the broker-dealers to purchase ARS at full face value from customers. The Fund’s management believes that most holders of the Fund’s preferred stock are customers of these major broker-dealers, and that additional broker-dealers are likely to announce similar undertakings in the future.

     The Board views the steps that broker-dealers are taking to provide liquidity to their customers who are holders of ARS as a positive development. Although it appears that these steps likely will lead to a resolution of the illiquidity that the Fund’s preferred shareholders have experienced since February of this year, the Board and management of the Fund are continuing to monitor developments affecting the liquidity of the Fund’s preferred stock.

     Special Board of Directors Meeting: On October 27, 2008 a special Board of Directors meeting was held to review the recent extreme volatility and price declines in the stock and bond markets. As the markets have moved lower, so has the value of investments owned by the Fund. Under the Investment Company Act of 1940 (the “1940 Act”), in order to declare dividends on its common stock, the Fund must maintain its net asset value in relation to its preferred stock leverage at a ratio of at least two to one. While the Fund’s net asset value is currently in excess of this requirement, management is closely monitoring this ratio, and the Executive Committee of the Board is authorized to take action between Board meetings to reduce the amount of preferred stock outstanding if deemed necessary to meet the requirement of the 1940 Act.

     About Your Fund’s Adviser: Since 1995, the Fund’s investment adviser, Duff & Phelps Investment Management Co., has been a subsidiary of Phoenix Investment Partners, Ltd. (PXP). On February 7, 2008, PXP’s parent company, The Phoenix Companies, Inc., announced its intention to spin off PXP to its shareholders during 2008. On October 1, 2008, PXP changed its name to Virtus Investment Partners, Inc. in anticipation of the spin-off.

     About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2008. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. The Fund has exhausted its tax loss carryfoward in 2008. In the absence of tax loss carryforwards, distributions from realized gains would be treated as taxable gains rather than ordinary income.

     The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve-month period. However, on August 26, 2008, the SEC granted the Fund’s request for exemptive relief, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year, in connection with the Fund’s MDP.

     Even with the granting of exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan (DRP) available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2008

COMMON STOCKS—104.9%

Shares	Description	Value (Note 1)

	■ ELECTRIC AND GAS—78.6%
1,000,000	Alliant Energy Corp.	$ 32,210,000
600,000	American Electric Power Inc.	22,218,000
1,000,000	Atmos Energy Corp.	26,620,000
3,071,300	CenterPoint Energy Inc.	44,748,841
1,400,000	Dominion Resources, Inc.	59,892,000
3,530,000	Duke Energy Corp.	61,527,900
1,264,000	Exelon Corp.	79,151,680
1,535,000	FPL Group Inc.	77,210,500
1,185,000	FirstEnergy Corp.	79,383,150
500,000	Great Plains Energy Inc.	11,110,000
188,673	National Grid PLC ADR (United Kingdom)	12,116,580
675,714	National Grid PLC (United Kingdom)	8,599,598
800,000	Nicor Inc.	35,480,000
1,000,000	Northeast Utilities Inc.	25,650,000
800,000	Northwest Natural Gas Co.	41,600,000
2,237,200	NSTAR	74,946,200
1,350,000	PG&E Corp.	50,557,500
2,000,000	Pepco Holdings Inc.	45,820,000
1,500,000	Pinnacle West Capital Corp.	51,615,000
1,375,000	Progress Energy Inc.	59,303,750
1,800,000	Public Service Enterprise Group Inc.	59,022,000
500,000	Red Electrica de Espana, S.A. (Spain)	25,178,355
1,000,000	Scottish & Southern Energy ADR (United Kingdom)	25,435,400
850,000	Scottish & Southern Energy PLC (United Kingdom)	21,620,210
1,000,000	Sempra Energy	50,470,000
2,000,000	Southern Co.	75,380,000
1,015,000	Spectra Energy Corp.	24,157,000
2,200,000	Teco Energy Inc.	34,606,000
1,000,000	TransCanada Corp.	36,150,000
1,500,000	Vectren Corp.	41,775,000
1,000,000	WGL Holdings Inc.	32,450,000
1,000,000	Westar Energy Inc.	23,040,000
3,499,304	Xcel Energy Inc.	69,951,087

		1,418,995,751

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

Shares	Description	Value (Note 1)

	■ TELECOMMUNICATION—20.2%
2,376,410	AT&T Inc.	$ 66,349,367
1,377,000	Chunghwa Telecom Co. Ltd. ADR (Taiwan)	32,593,590
1,000,000	France Telecom SA (France)	27,812,075
3,000,000	Frontier Communications Corp.	34,500,000
1,612,900	Koninklijke KPN NV (Netherlands)	23,090,591
839,150	Telefonica, S.A. (Spain)	19,790,579
757,900	Telus Corp. (Canada)	27,708,402
2,284,600	Verizon Communications Inc.	73,312,814
1,121,640	Vodafone Group PLC ADR (United Kingdom)	24,788,244
3,128,360	Windstream Corp.	34,224,258

		364,169,920

	■ NON-UTILITY—6.1%
23,314	AMB Property Corp.	1,056,124
41,923	Alexandria Real Estate Equities Inc.	4,716,338
37,102	AvalonBay Communities Inc.	3,651,579
47,229	BRE Properties, Inc.	2,314,221
47,411	Boston Properties Inc.	4,440,514
77,866	Corporate Office Properties Trust	3,141,893
79,471	Developers Diversified Realty Corp.	2,518,436
91,969	Diamondrock Hospitality Co.	836,918
124,187	Digital Realty Trust Inc.	5,867,836
91,398	Douglas Emmett Inc.	2,108,552
34,576	Entertainment Properties Trust	1,891,999
94,844	Equity Residential	4,212,022
30,507	Essex Property Trust Inc.	3,609,893
138,706	Extra Space Storage Inc.	2,130,524
43,120	Federal Realty Investment Trust	3,691,072
150,320	General Growth Properties Inc.	2,269,832
139,433	Health Care Property Investors Inc.	5,595,446
93,032	Health Care REIT Inc.	4,952,093
225,455	Host Hotels & Resorts Inc.	2,996,297
81,994	Kimco Realty Corp.	3,028,858
15,182	LaSalle Hotel Properties	354,044
84,575	The Macerich Co.	5,383,199
19,340	Nationwide Health Properties, Inc.	695,853

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

Shares	Description	Value (Note 1)
19,566	Plum Creek Timber Co., Inc.	$ 975,561
89,389	ProLogis	3,689,084
43,333	Public Storage Inc.	4,290,400
19,729	Regency Centers Corp.	1,315,727
26,544	SL Green Realty Corp.	1,720,051
99,768	Simon Property Group Inc.	9,677,496
22,298	Sunstone Hotel Investors Inc.	301,023
71,321	Tanger Factory Outlet Centers, Inc.	3,123,147
99,812	UDR, Inc.	2,610,084
101,216	Ventas Inc.	5,002,095
62,710	Vornado Realty Trust	5,703,475

		109,871,686

	Total Common Stocks (Cost—$1,722,503,102)	1,893,037,357

PREFERRED STOCKS—8.4%

	■ UTILITY—3.2%
700,000	Entergy Corp. 7 5/8% due 2/17/09	36,400,000
220,000	Southern California Edison 6 1/8% Perpetual	21,037,500

		57,437,500

	■ NON-UTILITY—5.2%
710,432	AMB Property Corp. 7% Series O Perpetual	13,071,949
650,000	Duke Realty Corp. 6.95% Series M Perpetual	10,660,000
800,000	Federal National Mortgage Association 8 1/4% Series S Perpetual	1,744,000
300,000	Federal National Mortgage Association 7% Series O Perpetual	815,640
605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	12,348,050
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	17,442,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	12,708,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	12,144,000
200,000	Vornado Realty Trust 7% Series E Perpetual	3,540,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	3,875,850
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	5,775,000

		94,124,489

	Total Preferred Stocks (Cost—$216,198,842)	151,561,989

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

BONDS—35.2%

Par Value	Description	Ratings		Value (Note 1)
		Moody’s	Standard and Poor’s

	■ ELECTRIC AND GAS—14.4%
$ 10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,409,100
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB-	18,668,452
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	24,012,600
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	25,263,850
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A-	20,793,400
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	Baa1	A-	4,322,510
10,000,000	FPL Group Capital Inc.
	7 3/8%, due 6/01/09	A2	A-	10,248,400
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB-	4,661,045
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa3	BBB	24,640,355
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A-	22,088,640
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,621,300
11,350,000	NSTAR
	8%, due 2/15/10	A2	A	11,899,340
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,448,021
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	9,758,520
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	25,699,250

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

Par Value	Description	Ratings		Value (Note 1)
		Moody’s	Standard and Poor’s

$ 12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	$ 13,318,723
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB-	5,631,675
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB-	8,016,162

				259,501,343
	■ TELECOMMUNICATION—18.8%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,539,280
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	Caa1	B-	11,471,250
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,576,154
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	9,650,900
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa1	BBB+	23,004,960
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB-	15,395,700
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB-	11,793,600
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	8,003,957
18,000,000	Deutsche Telekom Int’l Finance B (Germany)
	8 1/2%, due 6/15/10	Baa1	BBB+	18,692,820
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A-	24,298,620
17,000,000	Koninklijke KPN NV (Netherlands)
	8%, due 10/01/10	Baa2	BBB+	17,822,120
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	16,110,255
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BB	15,917,655
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BB	9,006,460

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

Par Value	Description	Ratings		Value (Note 1)
		Moody’s	Standard and Poor’s

$ 10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	$ 10,633,820
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa2	BBB+	4,493,175
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	5,721,122
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	25,285,760
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	BBB+	13,605,600
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	BBB+	11,746,330
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	BBB+	5,038,600
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	18,014,900
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	14,680,003
20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A-	20,620,200
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A-	4,849,850

				339,973,091
	■ NON-UTILITY—2.0%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A-	15,383,064
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,261,720
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa1	BBB+	9,590,179

				35,234,963
	■ U.S. GOVERNMENT SPONSORED ENTERPRISES—5.0%
90,000,000	Federal Home Loan Banks
	7 1/8%, due 1/15/10	Aaa	AAA	91,096,110

				91,096,110

	Total Bonds (Cost—$796,798,605)			725,805,507

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

SHORT-TERM INSTRUMENTS—12.1%

Par Value/			Value
Shares		Description	(Note 1)

#$	56,133,000	Banc of America Securities LLC Repurchase Agreement,
		7.07%, dated 9/30/08, due 10/01/08, with a repurchase price of
		$56,144,024 and collateralized by $58,939,650 market value of
		corporate bonds having an average coupon rate of 6.36% and
		an original weighted average maturity of 8/08/25	$ 56,133,000
#	17,000,000	Bank of Nova Scotia (Houston, Texas, USA) Certificate of Deposit
		2.448%, due 1/05/09	16,989,392
#	25,000,000	BNP Paribas Securities Corp. Repurchase Agreement,
		7.10%, dated 9/30/08, due 10/01/08, with a repurchase price of
		$25,004,931 and collateralized by $26,250,001 market value of
		corporate bonds having an average coupon rate of 7.08% and
		an original weighted average maturity of 12/29/11	25,000,000
#	570,150	BlackRock Liquidity Funds TempFund Portfolio
		2.672%, due 10/01/08	570,150
#	100,000,000	Deutsche Bank Securities Inc. Repurchase Agreement,
		7%, dated 9/30/08, due 10/01/08, with a repurchase price of
		$100,019,444 and collateralized by $102,000,042 market value of
		U.S. Treasury STRIPs having an average yield to maturity of 4.64%
		and an original weighted average maturity of 11/15/27	100,000,000
#	425,205	Goldman Sachs Financial Square Funds — Government Fund
		1.967%, due 10/01/08	425,205
#	20,000,000	Merrill Lynch Pierce Fenner & Smith Inc. Repurchase Agreement,
		7%, dated 9/30/08, due 10/01/08, with a repurchase price of
		$20,003,889 and collateralized by $21,000,545 market value of
		corporate bonds having an average coupon rate of 6.35% and
		an original weighted average maturity of 7/03/60	20,000,000

		Total Short-Term Instruments (Cost—$219,093,747)	219,117,747

		TOTAL INVESTMENTS—165.6% (Cost—$2,954,594,296)	2,989,522,600

		OTHER ASSETS LESS LIABILITIES—(37.9%)	(684,495,864)

		AUCTION PREFERRED STOCK—(27.7%)	(500,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$ 1,805,026,736

# This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2008

     (1) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

     The Fund implemented Financial Accounting Standards Board Statement of of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 — quoted prices in active markets for identical securities

     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

     Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of September 30, 2008.

Level 1 —	$2,045,594,701
Level 2 —	943,927,899

Total —	$2,989,522,600

     (2) At December 31, 2007, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,281,874,899, the Fund had gross unrealized appreciation of $655,947,619 and gross unrealized depreciation of $40,668,062.

Board of Directors

FRANCIS E. JEFFRIES, CFA
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date	November 17, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date	November 17, 2008

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr. Senior Vice President and Treasurer

Date	November 17, 2008